UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2026

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13595 Dulles Technology Drive
Herndon, Virginia 20171-3413
(Address of principal executive offices, including zip code)

(703) 984-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On November 5, 2026, ePlus inc. (the “Company”) announced by press release its results of operations for its three and six months ended September 30, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A reconciliation of GAAP results and non-GAAP financial measures is available in the press release that is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 5, 2026, Erica Stoecker, the General Counsel and Chief Compliance Officer of the Company, provided notice of her decision to retire from the Company.  Ms. Stoecker will continue in her role through November 27, 2026, (the “Transition Date”), after which she will serve as Special Counsel to the Company to assist with the transition of the role and special initiatives until her retirement from the Company on or about June 30, 2027.

Amanda Dupree, the Company’s Deputy General Counsel, will succeed Ms. Stoecker as Chief Legal Officer and Chief Compliance Officer, effective as of the Transition Date. Ms. Dupree has been with the Company since August 2017, previously in an Associate General Counsel role.  Prior to joining the Company, she was an associate at Morgan, Lewis & Bockius LLP, and served for one year as a Fellow in the Office of the General Counsel at National Public Radio.

In connection with Ms. Stoecker’s transition, the Company and Ms. Stoecker entered into Amendment #1 (the “Amendment”) to her Amended and Restated Employment Agreement, dated November 24, 2025. Pursuant to the Amendment, during the transition period, Ms. Stoecker will work on a reduced work schedule of 30 hours a week beginning November 28, 2026, through February 5, 2027, and then 20 hours a week after February 5, 2027, through the end of her services; she will receive corresponding reductions in compensation in connection with her transition services. The foregoing description of the Amendment is qualified in its entirety by the terms of such agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2026.

Item 8.01 Other Events

On November 5, 2026, the Company also announced that its Board of Directors has declared a quarterly cash dividend of $0.27 per common share to be paid on December 16, 2026, to all shareholders of record as of the close of business on November 24, 2026.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press release dated November 5, 2026, announcing second quarter and first half financial results, and dividend declaration

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: November 5, 2026